UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 30, 2006
                                                         ----------------
                                    NIC INC.
                                    --------
             (Exact name of registrant as specified in its charter)


        Colorado                         000-26621               52-2077581
        --------                         ---------               ----------
(State or other jurisdiction of         (Commission            (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)


                           10540 South Ridgeview Road
                              Olathe, Kansas 66061
                              --------------------
          (Address of principal executive offices, including zip code)

                                 (877) 234-3468
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01 REGULATION FD DISCLOSURE

         On January 30, 2006, NIC Inc. issued a press release announcing that the security breach which allowed an unauthorized party to gain access to the state of Rhode Island's official Web site (www.RI.gov) and obtain personal information that was stored in one of the portal's servers was discovered and corrected on December 28, 2005, the same day it occurred. NIC operates the Rhode Island portal through a contract between its New England Interactive, LLC subsidiary and the state. A copy of the press release is furnished to the United States Securities and Exchange Commission with this report on Form 8-K as
Exhibit 99.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

         99 - Press release issued by NIC Inc. dated January 30, 2006



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NIC Inc.

Date: January 30, 2006                  /s/ Stephen M. Kovzan
                                        ---------------------
                                        Stephen M. Kovzan
                                        Vice President, Financial Operations
                                        Chief Accounting Officer